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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 2004

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                         1-2299               34-0117420
              ----                         ------               ----------
(State or Other Jurisdiction of       (Commission File       (I.R.S. Employer
Incorporation or Organization)            Number)           Identification No.)

                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 19, 2004, the registrant issued an earnings release related to its quarterly period ended September 30, 2004 and the text of that announcement is attached hereto as Exhibit 99.

         None of the contents of this Form 8-K should be deemed incorporated by reference into a Securities Act registration statement.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  Exhibit 99 - Press release of Applied Industrial Technologies, Inc. dated October 19, 2004.



                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                      (Registrant)

                                         By:      /s/ Fred D. Bauer
                                              ----------------------------------
                                                  Fred D. Bauer
                                                  Vice President-General Counsel
                                                           & Secretary

Date:  October 19, 2004



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

       99 Press release of Applied Industrial Technologies, Inc. dated October 19, 2004.